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                        LOOMIS SAYLES INVESTMENT TRUST

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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                        LOOMIS SAYLES INVESTMENT TRUST
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Notes:

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August 28, 2000

                  Dear Shareholders:
[PHOTO]
                    Loomis, Sayles & Company, L.P. is pleased to inform you
                  that our parent company, Nvest Companies, L.P. (Nvest), has agreed to be acquired by France's Caisse des Depots Group's investment management arm--CDC Asset Management (CDC AM).

  A special meeting of shareholders will be held on October 12, 2000. The purpose of the meeting is to vote on a new Advisory Agreement for each fund since the current agreements will end when Nvest is acquired by the new parent company, CDC AM.

  We would like to take this opportunity to emphasize that our investment independence and autonomy will continue uninterrupted. We want to assure you as a shareholder that the transaction is not expected to result in any changes in our management, investment philosophy, operating procedures or client service functions.

  Enclosed you will find a proxy statement and a "Proposal Overview" that provide information on the proposal and information about how to cast your vote. Please read the entire proxy statement prior to voting since the summary is meant to be a brief overview for your reference.

  If you have any questions or would like additional information before you vote, please call us at (888) 226-9699.

Sincerely,

Daniel J. Fuss
President,


Loomis Sayles Investment Trust

                               PROPOSAL OVERVIEW

  Below is an overview of the proposal for shareholder vote. Your vote is important to us. Please read the entire enclosed proxy statement prior to voting. We appreciate your interest in Loomis Sayles Investment Trust and look forward to serving you in the future.

What is the proposal?

  To approve a new Advisory Agreement for each Fund

What is the purpose of an Advisory Agreement?

  An Advisory Agreement provides that the Adviser (Loomis, Sayles & Company, L.P.), under the Trustees' supervision, will (1) decide what securities to buy and sell for a Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

Why are the Trustees proposing a new Advisory Agreement for each Fund?

  The current Advisory Agreements will terminate when the Adviser's parent company, Nvest Companies, L.P. (Nvest) is acquired by a new parent company, CDC Asset Management (CDC AM). Under the Investment Company Act of 1940, the advisory agreements of mutual funds automatically terminate when an investment adviser or its parent company undergo a change of ownership.

Why do you need my vote?

  Under the Investment Company Act of 1940, a Fund cannot enter into a new Advisory Agreement unless the shareholders of that Fund vote to approve the new agreement.

Will the advisory fee rate change?

  No change in advisory fee rate is being proposed.

When will the acquisition take place?

  The acquisition is expected to take place before the end of the year. The acquisition will occur only if various conditions are met, including certain government approvals and approval by vote of the unit holders of Nvest and Nvest, L.P., Nvest's advising general partner.

How will the acquisition affect my fund account(s)?

  As a mutual fund shareholder, you will continue to receive the same high level of service and disciplined investment management to which you have become accustomed. The acquisition is not expected to result in any changes in the Adviser's management, investment philosophy, operating procedures or client service functions. As a firm, the Adviser stands to benefit from the worldwide support of an institution of the quality of CDC AM.

Tell me more about CDC AM.

  CDC AM is part of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in banking, insurance, investment banking, asset management and global custody industries.

How can I vote?

Sign and return the enclosed proxy card by mail.

                        Loomis Sayles Investment Trust
                             One Financial Center
                               Boston, MA 02111

                 Loomis Sayles California Tax-Free Income Fund
                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund
                         Loomis Sayles Provident Fund
                    Loomis Sayles Small Company Growth Fund
                    Loomis Sayles Small Company Value Fund
                                 (the "Funds")

                   Notice of Special Meeting of Shareholders
                               October 12, 2000

  A special meeting of the shareholders of each Fund will be held on October 12, 2000 at 2:00 p.m. Eastern time at the offices of Loomis Sayles Investment Trust on the 34th floor of One Financial Center, Boston, Massachusetts 02111, for these purposes:

    1. To approve a new Advisory Agreement with Loomis, Sayles & Company, L.P., for each Fund.

    2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

  Shareholders of record at the close of business on August 15, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                             By order of the Board of
                                               Trustees,

                                             Sheila M. Barry
                                             Secretary

August 28, 2000

 Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.
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                                PROXY STATEMENT

                        Loomis Sayles Investment Trust
                             One Financial Center
                               Boston, MA 02111

                 Loomis Sayles California Tax-Free Income Fund
                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund
                         Loomis Sayles Provident Fund
                    Loomis Sayles Small Company Growth Fund
                    Loomis Sayles Small Company Value Fund
                                 (the "Funds")

  The Trustees of Loomis Sayles Investment Trust (the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a special meeting of shareholders of each Fund (the "Meeting"). The Meeting will be held on October 12, 2000 at 2:00 p.m. Eastern time at the offices of Loomis Sayles Investment Trust on the 34th Floor of One Financial Center, Boston, MA 02111. The Meeting notice, this Proxy Statement and proxy cards are being sent on or about August 28, 2000 to shareholders of record at the close of business on August 15, 2000 (the "Record Date").

  The only item of business that the Trustees expect will come before the Meeting is approval of a new Advisory Agreement for each Fund (each Fund's "New Advisory Agreement") with Loomis, Sayles & Company, L.P. (the "Adviser"). As explained below, the proposed New Advisory Agreement for each Fund is identical (except for its date) to the Advisory Agreement currently in effect for that Fund (each Fund's "Current Advisory Agreement").

  The reason the Trustees are proposing the New Advisory Agreement for each Fund is that the Current Advisory Agreements will terminate when the Adviser's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM," with the acquisition being referred to as the "Acquisition"). (A federal law, the Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership.) The Trustees have carefully considered the matter and have concluded that it is

                                       1
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appropriate to enter into the New Advisory Agreement for each Fund, so that the Adviser can continue to manage each Fund following the Acquisition on the same terms as are now in effect.

  The Acquisition will be consummated only if certain conditions are satisfied (or waived by the parties if permitted by law). These conditions include, among others, certain government approvals of the Acquisition and approval of the Acquisition by vote of the unitholders of Nvest and Nvest, L.P., Nvest's advising general partner. Nvest currently expects that the consummation of the Acquisition will occur during the fourth calendar quarter of 2000, but the Acquisition could be delayed. If the Acquisition is not consummated, the New Advisory Agreements would not be needed because the automatic termination of the Current Advisory Agreements would not occur.

  Under the Investment Company Act, a Fund cannot enter into a New Advisory Agreement unless the shareholders of that Fund vote to approve the New Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Advisory Agreements. No change in advisory fee rate is being proposed for any of the Funds.

  Shareholders of each Fund will vote with regard to the New Advisory Agreement only for that Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

  The Trustees unanimously recommend that the shareholders of each Fund vote to approve the New Advisory Agreement for that Fund.

 Description of the New Advisory Agreements

  The New Advisory Agreement for each Fund is identical to the Current Advisory Agreement for that Fund, except that the date of each New Advisory Agreement will be the date of the consummation of the Acquisition (the "Closing Date"). Appendix A to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements. Appendix B to this Proxy Statement contains the form of the New Advisory Agreements. The terms of the Current Advisory Agreements and the New Advisory Agreements are substantially the same as the form of New Advisory Agreement in Appendix B, except for (1) the names of the Funds, (2) the dates of the agreements and (3) the fee rates. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the New Advisory Agreements you should read Appendixes A and B.

  Each New Advisory Agreement essentially provides that the Adviser, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

  Each New Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the Closing Date). After that, it will continue in effect from year to year as long as its continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Adviser (these Trustees who are not "interested persons" are referred to below as the "Independent Trustees").

  Each New Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Adviser, or by the Adviser upon ninety days' written notice to the Trust, and each terminates automatically in the event of its "assignment," as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occur (such as the Acquisition).

  In addition, each New Advisory Agreement will automatically terminate if the Adviser requires the relevant Fund to change its name so as to eliminate all references to the words "Loomis" or "Sayles," unless the continuance of such New Advisory Agreement after such change is approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees, including a majority of the Independent Trustees.

  Each New Advisory Agreement provides that the Adviser will not be liable to the relevant Fund or its shareholders, except for liability arising from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

 Basis for the Trustees' Recommendation

  The Trustees determined at a meeting held on August 15, 2000 to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for that Fund.

  In making this determination, the Trustees considered a wide range of information of the type they regularly consider when determining whether to

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continue a Fund's advisory agreement as in effect from year to year. The
Trustees considered information about, among other things:

  . the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

  . the terms of the relevant advisory agreements (in this case, the New Advisory Agreements);

  . the scope and quality of the services that the Adviser has been providing to the Funds;

  . the investment performance of the Funds and of similar funds managed by other advisers;

  . the advisory fee rates payable to the Adviser by the Funds and by other funds and client accounts managed by the Adviser, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by the Adviser that have similar investment objectives);

  . the total expense ratios of the Funds and of similar funds managed by other advisers;

  . the Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Adviser (see "Certain Brokerage Matters" below for more information about these matters); and

  . compensation payable by the Funds to affiliates of the Adviser for other services (see Appendix D to this Proxy Statement for more information about this compensation); these services are expected to continue after the approval of the New Advisory Agreements.

  In addition to reviewing the aforementioned types of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Adviser and the Funds of the Acquisition. Among other things, the Trustees considered:

  . the stated intention of Nvest and CDC AM that the Adviser will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM and the Adviser that the acquisition not change the investment approach or process used by the Adviser in managing the Funds;

  . representations of senior executives of the Adviser and the portfolio managers of the Funds that they have no intention of terminating their employment with the Adviser as a result of the Acquisition, and representations of the Adviser, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the Acquisition;

  . certain actions taken by CDC AM, Nvest and the Adviser intended to help retain and provide incentives to key personnel of Nvest and the Adviser;

  . assurances from the Adviser that it has no plans, as a result of or in connection with the Acquisition, to change or discontinue existing arrangements under which it waives fees or bears expenses of certain of the Funds; and

  . the general reputation and the financial resources of CDC AM and its parent organizations.

  In addition, the Trustees considered that the agreement relating to the Acquisition provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (e.g., the change of control of the Adviser's parent as a result of the Acquisition) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No change in the current board of Loomis Sayles Investment Trust is required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement for that Fund.

 Information About the Ownership of the Adviser and the CDC AM/Nvest
  Transaction

  The Adviser is a limited partnership that has one general partner, Loomis, Sayles & Company, Incorporated (the "Adviser General Partner"). Robert J. Blanding is the principal executive officer of the Adviser. His principal occupation is Chairman and Chief Executive Officer of the Adviser. The address of the Adviser and the Adviser General Partner is One Financial Center, Boston, MA 02111. The address of Robert J. Blanding is 555 California Street, San Francisco, CA 94104. The Adviser General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately 48% of the limited partnership interests in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Adviser, to acquire limited partnership units of Nvest, L.P.) If the Acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Adviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest, including the price it will pay to those Loomis Sayles Investment Trust officers who have been granted options to acquire units (see below), could be reduced if a Fund's shareholders do not approve the New Advisory Agreement for that Fund. Assuming a transaction price of $40 per unit, and the number of units

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and options outstanding as of June 30, 2000, the aggregate price payable by
CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Adviser and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by a Fund's shareholders of a New Advisory Agreement for that Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain officers of Loomis Sayles Investment Trust will receive certain material payments or benefits if the transaction occurs. The transaction will result in the automatic termination of the Current Advisory Agreements. If for some reason the transaction does not occur, the New Advisory Agreements will not be entered into, even if they have been approved by the Funds' shareholders.

  As a result of the Acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management--North America.

  Various personnel of Nvest and of its affiliates, including the Adviser, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before the Acquisition, even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction as described previously, but not below $34 per unit).

  Certain Relationships and Interests of Loomis Sayles Investment Trust Officers. The persons listed on Appendix F are officers of Loomis Sayles Investment Trust and are also officers or employees of the Adviser, directors of the Adviser General Partner or directors of Nvest Corporation (collectively, the "Adviser Affiliates"). Some of the Adviser Affiliates, including Mr. Fuss, are participants in the Loomis Sayles Equity Sharing Plan, which entitles them to a share of the profits earned by the Adviser under certain circumstances. Some of the Adviser Affiliates, including Mr. Fuss, own partnership units in Nvest or Nvest, L.P. or have the right to acquire partnership units under options and, upon completion of the Acquisition, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units an Adviser Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. In addition, the Merger Agreement provides that, in connection with the Acquisition, certain Adviser Affiliates, including Mr. Fuss, would enter into ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement would generally restrict an employee from competing with the Adviser and soliciting clients of the Adviser and would provide for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain Adviser Affiliates would receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Adviser Affiliate must remain employed by the Adviser and must agree to refrain from competing with the Adviser and soliciting clients of the Adviser.

 Certain Brokerage Matters

  In their consideration of the New Advisory Agreements, the Trustees took into account the Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Adviser. The Adviser has informed the Trustees that it does not expect to change these practices as a result of the Acquisition. The following is a summary of these practices.

  In placing orders for the purchase and sale of portfolio securities for each Fund, the Adviser always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of the Adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  The Adviser selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker that the Adviser believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the Adviser's expenses. Such services may be used by the Adviser in servicing other client accounts and, in some cases, may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

 Other Information

  Fund Annual and Semi-Annual Reports. The Funds have previously sent their Annual and Semi-Annual Reports dated September 30, 1999 and March 31, 2000, respectively, to shareholders. You can obtain a copy of these Reports without charge by writing to Loomis Sayles Investment Trust, One Financial Center, Boston, MA 02111.

  Outstanding Shares and Significant Shareholders. Appendix E to this Proxy Statement lists for each Fund the total number of shares outstanding as of the Record Date and entitled to vote at the Meeting. It also identifies holders of more than 5% of the shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of Loomis Sayles Investment Trust.

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Adviser or of Nvest and its affiliated companies.

  Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Adviser, Nvest or CDC AM. None of these costs will be borne by the Funds.

  Voting and Tabulation of Proxies. You may vote by mailing the enclosed proxy card. Shares represented by duly executed proxies will be voted as instructed on the proxy. If you mail the enclosed proxy, and no choice is indicated, the proxy will be voted in favor of the New Advisory Agreement for each Fund of which you are a shareholder. At any time before it has been voted, you may revoke your proxy. You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of Loomis Sayles Investment Trust, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by Loomis Sayles Investment Trust as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of any Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. Any lesser number shall be sufficient for adjournments. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

  Required Vote. For each Fund, the vote required to approve the New Advisory Agreement is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of the Funds.

  Adjournments; Other Business. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. An adjournment as to any Fund requires the affirmative vote of a majority of the shares of that Fund that are voted on such adjournment. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Advisory Agreement. They will vote against any such adjournment any proxy that directs them to vote against the New Advisory Agreement. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement. If sufficient votes have been received at the time of the Meeting in connection with any of the Funds, action will be taken with respect to those Fund(s), and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Fund(s).

  The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Loomis Sayles Investment Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

  Shareholder Proposals at Future Meetings. Loomis Sayles Investment Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the Funds in writing a reasonable amount of time before Loomis Sayles Investment Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                      Appendix A

                         LOOMIS SAYLES INVESTMENT TRUST

                                             Description
                                              of Trustee
                                                Action
                                              Regarding
                                               Current        Date of Last
                                               Advisory        Submission
                                              Agreement   of Current Advisory
                                    Date of     Since        Agreement for
                          Advisory  Current  Beginning of Shareholder Approval
                          Fee Rate Advisory  Fund's Last     and Reason for
Name of Fund              Schedule Agreement Fiscal Year       Submission
------------              -------- --------- ------------ --------------------
Loomis Sayles California    .50%    8/30/96  Approved     12/29/95 approved
Tax-Free Income Fund                         continuation new advisory
                                                          agreements due to a
                                                          change in control

Loomis Sayles Core Fixed    .35%    8/30/96  Approved     **
Income Fund                                  continuation

Loomis Sayles Fixed         .50%    8/30/96  Approved     12/29/95 approved
Income Fund                                  continuation new advisory
                                                          agreements due to a
                                                          change in control

Loomis Sayles High Yield    .60%    8/30/96  Approved     **
Fixed Income Fund                            continuation

Loomis Sayles               .40%    8/30/96  Approved     **
Intermediate Duration                        continuation
Fixed Income Fund

Loomis Sayles Investment    .40%    8/30/96  Approved     12/29/95 approved
Grade Fixed Income Fund                      continuation new advisory
                                                          agreements due to a
                                                          change in control

Loomis Sayles Provident     .50%    8/30/96  Approved     **
Fund                                         continuation

Loomis Sayles Small         .75%    3/26/99  None         **
Company Growth Fund

Loomis Sayles Small         .75%    5/14/99  None         **
Company Value Fund

-----------
** Approved by initial shareholder prior to public offering.

                                                                     Appendix B

                        FORM OF NEW ADVISORY AGREEMENTS

                              ADVISORY AGREEMENT

  AGREEMENT made as of this [date] day of [month], 2000, by and between Loomis Sayles Investment Trust, a Massachusetts business trust (the "Trust"), with respect to its NAME OF FUND series (the "Series"), and Loomis, Sayles & Company, L.P., a Delaware limited partnership (the "Adviser").

                                  WITNESSETH:

  WHEREAS, the Trust and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Series;

  NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

  1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets belonging to the Series and to perform the other services herein set forth, subject to the supervision of the Board of Trustees of the Trust. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

  2. In carrying out its obligations to manage the investment and reinvestment of the assets belonging to the Series, the Adviser shall:

    (a) obtain and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objective and policies;

    (b) take such steps as are necessary to implement the investment policies of the Series by purchase and sale of securities, including the placing of orders for such purchase and sale with brokers or dealers selected by the Adviser, and

    (c) regularly report to the Board of Trustees with respect to the implementation of the investment policies of the Series.

  3. All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Trust acting pursuant to like authority.

  4. In addition to performing at its expense the obligations set forth in section 2 hereof, the Adviser shall furnish to the Trust at the Adviser's own expense or pay the expenses of the Trust for the following:

    (a) office space in such place or places as may be agreed upon from time to time, and all necessary office supplies, facilities and equipment;

    (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services and exclusive of any managerial functions described in section 5); and

    (c) compensation, if any, of Trustees of the Trust who are directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the Adviser.

  5. Except as the Adviser may otherwise agree from time to time, nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Trust for:

    (a) any of the costs of printing and distributing the items referred to in subsection (n) of this section 5;

    (b) any of the costs of preparing, printing and distributing sales literature;

    (c) compensation of Trustees of the Trust who are not directors, officers, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser;

    (d) registration, filing and other fees in connection with requirements of regulatory authorities;

    (e) the charges and expenses of the custodian appointed by the Trust for custodial, paying agent, transfer agent and plan agent services;

    (f) charges and expenses of independent accountants retained by the Trust;

    (g) charges and expenses of any transfer agents and registrars appointed by the Trust;

    (h) brokers' commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

    (i) taxes and fees payable by the Trust to Federal, State or other governmental agencies;

    (j) any cost of certificates representing shares of the Series;

    (k) legal fees and expenses in connection with the affairs of the Trust including registering and qualifying its shares with Federal and State regulatory authorities;

    (l) expenses of meetings of shareholders and Trustees of the Trust;

    (m) interest, including interest on borrowings by the Trust;

    (n) the cost of services, including services of counsel, required in connection with the preparation of the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders of the Trust or regulatory authorities; and

    (o) the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

  6. The services of the Adviser to the Trust hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

  7. As full compensation for all services rendered, facilities furnished and expenses borne by the Adviser hereunder, the Trust shall pay the Adviser
compensation at the annual percentage rate of   %, or such lesser rate as the
Adviser may agree to from time to time. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Trust may from time to time determine and specify in writing to the Adviser. The Adviser hereby acknowledges that the Trust's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

  8. If the total of all ordinary business expenses of the Series or the Trust as a whole (including investment advisory fees but excluding taxes and portfolio brokerage commissions) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Series are qualified for sale, the Adviser shall pay any such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Trust shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Trust or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Trust or the Series, as the case may be.

  9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Trust may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in, the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Partnership Agreement of the Adviser, respectively, or by specific provisions of applicable law.

  10. This Agreement shall become effective as of the date of its execution, and

    (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;

    (b) this Agreement may at any time be terminated on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

    (c) this Agreement shall automatically terminate in the event of its assignment;

    (d) this Agreement may be terminated by the Adviser on ninety days' written notice to the Trust;

    (e) if the Adviser requires the Trust or the Series to change its name so as to eliminate all references to the words "Loomis" or "Sayles," then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  Termination of this Agreement pursuant to this section 10 shall be without payment of any penalty.

  11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purposes of voting on such approval.

  12. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Trust's Agreement and Declaration of Trust and By-Laws as amended from time to time.

  13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Trust, to any shareholder of the Trust or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       Loomis Sayles Investment Trust
                                       on behalf of its
                                       Name of Fund


                                       By: ___________________________________
                                       Name:
                                       Title:

                                       Loomis, Sayles & Company, L.P.


                                       By: ___________________________________
                                       Name:
                                       Title:

  A copy of the Agreement and Declaration of Trust establishing the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Trust's [NAME OF FUND] series on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                                                      Appendix C

               CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE ADVISER

  The Adviser acts as investment adviser or sub-adviser to the following mutual funds that have investment objectives similar to those of the Funds, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds, set forth below.

                                                                                          Adviser's
                                                                                         Relationship
                                                   Net Assets of                           to Fund
                           Name of Other Fund(s)   Other Funds at         Advisory       (Adviser or
   Name of Fund           with Similar Objectives  June 30, 2000          Fee Rate       Sub-Adviser)
   ------------           -----------------------  --------------         --------       ------------
Loomis Sayles Investment  None                            N/A               N/A           N/A
Trust
--Loomis Sayles
California
Tax-Free Income Fund

Loomis Sayles Investment  None                            N/A               N/A           N/A
Trust
--Loomis Sayles Core
Fixed
Income Fund

Loomis Sayles Investment  None                            N/A               N/A           N/A
Trust
--Provident Fund

Loomis Sayles Investment  Loomis Sayles Funds--      $1,719,168,650 .60% on all assets    Adviser
Trust                     Loomis Sayles Bond Fund
--Loomis Sayles Fixed
Income Fund

                          Loomis Sayles Funds--      $   25,983,013 .60% on all assets    Adviser
                          Loomis Sayles Managed
                          Bond Fund

                          The Managers Funds--       $   39,775,657 .25% on all assets    Sub-
                          Managers Bond Fund                                              Adviser

                          Maxim Series Fund,         $  194,109,320 .30% on all asset     Sub-
                          Inc.--Loomis Sayles                                             Adviser
                          Maxim Corporate Bond
                          Portfolio

                                                                                          Adviser's
                                                                                         Relationship
                                                   Net Assets of                           to Fund
                           Name of Other Fund(s)   Other Fund at          Advisory       (Adviser or
   Name of Fund           with Similar Objectives  June 30, 2000          Fee Rate       Sub-Adviser)
   ------------           -----------------------  --------------         --------       ------------
Loomis Sayles Investment  Loomis Sayles Funds--      $   22,407,131 .60% on all           Adviser
Trust                     Loomis Sayles High Yield                  assets(1)
--Loomis Sayles High      Fund
Yield
Fixed Income Fund
                          Metropolitan Series        $   69,521,720 .50% on all assets    Sub-
                          Fund, Inc.--Loomis                                              Adviser
                          Sayles High Yield Bond
                          Portfolio
Loomis Sayles Investment  Loomis Sayles Funds--      $   12,982,078 .40% of all           Adviser
Trust                     Loomis Sayles                             assets(2)
--Loomis Sayles           Intermediate Maturity
Intermediate Duration     Bond Fund
Fixed Income Fund
Loomis Sayles Investment  Loomis Sayles Funds--      $   21,922,917 .40% of all           Adviser
Trust                     Loomis Sayles Investment                  assets(3)
--Loomis Sayles           Grade Bond Fund
Investment
Grade Fixed Income Fund
Loomis Sayles Investment  None                                  N/A N/A                   N/A
Trust
--Loomis Sayles
Provident Fund
Loomis Sayles Investment  Loomis Sayles Funds--      $  232,491,555 .75% on all           Adviser
Trust                     Loomis Sayles Small Cap                   assets(4)
--Loomis Sayles Small     Growth Fund
Company Growth
                          New England Zenith         $  450,024,818 .55% of the first     Sub-
                          Fund-- Loomis Sayles                      $25 million           Adviser
                          Small Cap Series                          .50% of the next $75
                                                                    million. .45% of the
                                                                    next $100 million
                                                                    .40% on assets in
                                                                    excess of $200
                                                                    million
                          Nvest Funds Trust I--      $    7,979,795 .55% on the first     Sub-
                          Nvest Star Small Cap                      $50 million           Adviser
                          Fund (1 segment)                          .50% on assets in
                                                                    excess of $50
                                                                    million

----
(1) Loomis Sayles has undertaken to limit the expenses of the fund to an annual rate of .75% through at least February 1, 2001. For the nine months ended June 30, 2000, Loomis Sayles reimbursed the fund for expenses at an annual rate of approximately 0.58%.
(2) Loomis Sayles has undertaken to limit expenses of the fund's Institutional and Retail classes of shares to annual rates of .55% and .80%, respectively, at least through February 1, 2001. For the nine months ended June 30, 2000 Loomis Sayles reimbursed the fund at an annual rate of 1.17% for the Institutional Class and 1.94% for the Retail Class.
(3) Loomis Sayles has undertaken to limit expenses of the fund's Institutional, Retail and Class J shares to annual rates of .55%, .80% and 1.30%, respectively, at least through February 1, 2001. For the nine months ended June 30, 2000 Loomis Sayles reimbursed the fund at an annual rate of 2.52%, 1.89% and 1.20%, respectively.
(4) Loomis Sayles has undertaken to limit the expenses of the fund's Institutional, Retail and Admin Classes of shares to annual rates of 1.00%, 1.25% and 1.50%, respectively, at least through February 1, 2001.

                                                                                          Adviser's
                                                                                         Relationship
                                                   Net Assets of                           to Fund
                           Name of Other Fund(s)   Other Fund at                         (Adviser or
   Name of Fund           with Similar Objectives  June 30, 2000     Advisory Fee Rate   Sub-Adviser)
   ------------           -----------------------  --------------    -----------------   ------------
Loomis Sayles Investment  Loomis Sayles Funds--      $  303,148,369 .75% on all           Adviser
Trust                     Loomis Sayles Small Cap                   assets(5)
--Loomis Sayles Small     Value Fund
Company Value Fund

                          Nvest Funds Trust I--      $   27,686,858 .55% of the first     Sub-
                          Nvest Star Advisers Fund                  $50 million           Adviser
                          (1 segment)                               .50% of the next
                                                                    $200 million .475%
                                                                    on assets in excess
                                                                    of $250 million

                          New England Zenith         $  450,024,818 .55% of the first     Sub-
                          Fund--                                    $25 million .50% of   Adviser
                          Loomis Sayles Small Cap                   the next $75 million
                          Series
                                                                    .45% of the next
                                                                    $100 million
                                                                    .40% of amounts in
                                                                    excess of $200
                                                                    million

                          Maxim Series Fund,         $   90,876,900 .50% of the first     Sub-
                          Inc.--                                    $10 million .45% of   Adviser
                          Maxim Loomis Sayles                       the next $15 million
                          Small Cap Value
                          Portfolio
                                                                    .40% of the next $75
                                                                    million
                                                                    .30% of assets in
                                                                    excess of $100
                                                                    million

----
(5) Loomis Sayles has undertaken to limit the expenses of the fund's Institutional, Retail and Admin Classes of shares to the annual rates of 1.00%, 1.25% and 1.50%, respectively, at least through February 1, 2001.

                                                                      Appendix D

  The following table presents information regarding certain advisory fees paid by the Funds during the last fiscal year.

                                  Advisory
                                  Fee Paid
        Name of Fund             to Adviser
        ------------             ----------
Loomis Sayles California
Tax-Free Income Fund             $  100,301

Loomis Sayles Core
Fixed Income Fund                   105,164

Loomis Sayles Fixed Income Fund   1,389,093

Loomis Sayles High Yield
Fixed Income Fund                   147,861

Loomis Sayles Intermediate
Duration Fixed Income Fund           53,685

Loomis Sayles Investment
Grade Fixed Income Fund             535,492

Loomis Sayles Provident Fund        115,794

Loomis Sayles Small
Company Growth Fund                  27,118

Loomis Sayles Small
Company Value Fund                   57,381

                                                                     Appendix E

Shares Outstanding and Entitled to Vote

  For each of the Funds, the number of shares outstanding as of the Record Date was as follows:

                                                                      Number
                                                                    of Shares
                                                                   Outstanding
                                                                   and Entitled
                                                                     to Vote
Name of Fund                                                         Per Fund
------------                                                      --------------
Loomis Sayles California Tax-Free Income Fund....................  1,503,978.868
Loomis Sayles Core Fixed Income Fund.............................  1,522,204.432
Loomis Sayles Fixed Income Fund.................................. 34,232,569.804
Loomis Sayles High Yield Fixed Income Fund.......................  4,032,995.094
Loomis Sayles Intermediate Duration Fixed Income Fund............  2,142,112.209
Loomis Sayles Investment Grade Fixed Income Fund................. 14,267,479.367
Loomis Sayles Provident Fund.....................................  2,125,410.499
Loomis Sayles Small Company Growth Fund..........................  6,319,346.633
Loomis Sayles Small Company Value Fund...........................  1,895,931.366

Ownership of Shares

  As of July 31, 2000, Loomis Sayles Investment Trust believes that the Trustees and officers of the Trust, as a group, owned less than 1% of shares each Fund and of Loomis Sayles Investment Trust as a whole. As of July 31, 2000, the following persons owned of record or beneficially 5% or more of the shares of the noted Fund:

                                                                 Percentage
                                                                 of shares
           Shareholder                        Address              owned
           -----------                        -------            ----------
California Tax Free Income Fund
Koeppel Family Trust                1445 Cabellero Road,
                                    Arcadia, CA 91006              11.33%

Camille Basha & Connie Vitale JTTE  1015 San Marino Avenue,
                                    San Marino, CA 91108            7.73%

Joseph E. & Ellen Mueth TTEEs,      225 S. Lake Avenue,
  Mueth Family Trust                Arcadia, CA 91006               7.59%

Connie Vitale & Camille Basha JTTE  1015 San Marino Avenue,
                                    San Marino, CA 91108            7.30%

Amsouth Bank,                       P.O. Box 12365,
  Paul M. Davis for Peter Davis     Birmingham, AL 35202            7.04%

                                                                    Percentage
                                                                    of shares
                                                                   beneficially
            Shareholder                         Address               owned
            -----------                         -------            ------------
Amsouth Bank, Paul M. Davis for       P.O. Box 12365,
  Peter Davis Family                  Birmingham, AL 35202            16.98%

James M. Cubbon                       1416 Via Margarita,
                                      Palos Verdes Estate, CA
                                      90274                            8.26%

Francis M. & Nancy W. Wheat Trustees  2130 Lombardy,
                                      San Marino, CA 91108             5.23%

Loomis Sayles Core Fixed Income Fund
Asbestos Workers Local #84 Pension    36 East Warner Road,
  Plan                                Akron, OH 44319                 35.01%*

City of Livonia Retiree Health and    33000 Civic Center Drive,
  Disability Benefits Plan and Trust  Livonia, MI 48154-3097          20.97%

AAUW Educational Foundation           1111 Sixteenth Street NW,
                                      Washington, DC 20036            10.56%

Southeastern Michigan Chapter, NECA   25180 Lahser Road,              10.42%
                                      P.O. Box 385,
                                      Southfield, MI 48037

The Wagnalls Memorial Foundation      150 E. Columbus Street,
                                      Lithopolis, OH 43136             7.80%

Michigan Peer Review Organization     40600 Ann Arbor Road,
                                      Suite 200,
                                      Plymouth, MI 48170-4495          5.35%

Hospitalers Committee of Detroit      500 Temple Avenue,
  Commandery No. 1                    Detroit MI 48201                 5.00%

Loomis Sayles Fixed Income Fund
Marsh & McLennan Companies Defined    1166 Avenue of the
  Benefit Plan Remainder Unitrust A   Americas,
                                      New York, NY 10036-2774         25.60%*

Northern Trust Boehringer Ingelheim   900 Ridgebury Road,
  Corporation                         Ridgefield, CT 06887             8.98%

New Hampshire Charitable Foundation   37 Pleasant Street,
                                      Concord, NH 03301-4005           7.98%

Painters & Allied Trades District     25 Colgate Road,
  Council #35 Pension Fund            Roslindale, MA 02131-1105        7.14%

                                                                  Percentage
                                                                  of shares
                                                                 beneficially
           Shareholder                        Address               owned
           -----------                        -------            ------------
Loomis Sayles Intermediate Duration Fund
Trustees of Clark University        950 Main Street,
                                    Worcester, MA 01610             74.27%*

Youngstown Area Jewish Foundation   50 Gypsy Lane,
                                    Youngstown, OH 44504            19.06%

Northern Trust Co. Steel Service    P.O. Box 92956,
  Center Inst.                      Chicago, IL 60675                6.66%

Loomis Sayles Investment Grade Fund
Peabody Essex Museum                East India Square,
                                    Salem, MA 01970                 10.30%

Jupiter & Co.                       P.O. Box 9130,
                                    FPG 90,
                                    Boston, MA 02117-9130            7.66%

Local 522 Pension Fund              139-16 91st Avenue,
                                    Jamaica, NY 11435                7.02%

Wichita State University Endowment  1845 Fairmount,
  Association                       Wichita, KS 67260                6.83%

Braintree Contributory Retirement   71 Cleveland Avenue,
  System                            Braintree, MA 02184              6.64%

FMB Trust Company                   P.O. Box 1596,
                                    Baltimore, MD 21203-1596         6.49%

University of Massachusetts         P.O. Box 3198,
  Foundation, Inc.                  Pittsburgh, PA 15230             9.27%

Loomis Sayles High Yield Fixed Income Fund
Blue Cross Blue Shield of           100 Summer Street,
  Massachusetts, Inc. Retirement    Boston, MA 02110                58.48%*
  Income Trust

Pomona College                      550 N. College Avenue,
                                    Claremont, CA 91711             20.40%

Energen Corporation Retirement      210 Sixth Ave. N.,
  Income Plan                       Birmingham, AL 35203            12.99%

Worcester Polytechnic Institute     100 Institute Road,
                                    Worcester, MA 01609              7.41%

                                                                  Percentage
                                                                  of shares
                                                                 beneficially
           Shareholder                        Address               owned
           -----------                        -------            ------------
Loomis Sayles Provident Fund
Brockton Health Corp. Endowment     680 Centre Street,
                                    Brockton, MA 02402-3395         40.99%*

Jewish Federation of Rhode Island   130 Sessions Street,
                                    Providence, RI 02906            33.45%*

Brockton Hospital Pension Trust     680 Centre Street,
                                    Brockton, MA 02402-3395         24.13%

Loomis Sayles Small Company Growth Fund
Chrysler Insurance Co.              27777 Franheen Road,
                                    South Field, MI 48034           14.18%

Sterling Heights P&F Retirement     41625 Ryan Road,
  System                            Sterling Heights, MI 48314      14.11%

Plumbers & Pipefiters               1230 Kinnear Rd.,
                                    Columbus, OH 43212              11.39%

Massachusetts Water Resources       100 First Avenue,
  Authority Employees Retirement    Charlestown Navy Yard,
  Plan                              Charlestown, MA 02129            7.22%

St. Luke's Charitable Health Trust  2999 N. 44th Street,
                                    Suite 530,
                                    Phoenix, AR 85018                7.04%

Community Foundation for            333 West Fort Street, Suite
  Southeastern Michigan             2010,
                                    Detroit, MI 48226                6.31%

Westfield Contributory Retirement   59 Court Street,
  System                            P.O. Box 106,
                                    Westfield, MA 01086-0106         5.43%

Loomis Sayles Small Company Value Fund
Westfield Contributory Retirement   59 Court Street,
  System                            P.O. Box 106,
                                    Westfield, MA 01086-0106        56.56%*

Medford Retirement Board            85 George P. Hassett Drive,
                                    Medford, MA 02155               43.44%*

-----------
 * Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act

                                                                      Appendix F

  Officers of Loomis Sayles Investment Trust who are also officers or employees of the Adviser or directors of the Adviser General Partner.

                  Daniel J. Fuss, President
                  Robert J. Blanding, Executive Vice President
                  Mark W. Holland Treasurer
                  Sheila M. Barry, Secretary
                  William F. Camp, Vice President
                  Christopher R. Ely, Vice President
                  Quentin P. Faulkner, Vice President
                  Philip C. Fine, Vice President
                  Kathleen C. Gaffney, Vice President
                  Joseph R. Gatz, Vice President
                  Dean A. Gulis, Vice President
                  Michael J. Millhouse, Vice President
                  Kent Newmark, Vice President
                  Robert Payne, Vice President
                  Craig D. Smith, Vice President
                  David L. Smith, Vice President
                  Frederick E. Sweeney, Vice President
                  Daniel G. Thelen, Vice President
                  Anthony J. Wilkins, Vice President

                         LOOMIS SAYLES INVESTMENT TRUST


          Proxy solicited by the Board of Trustees for a Special Meeting of Shareholders, October 12, 2000


         The undersigned hereby appoints Sheila M. Barry, Daniel J. Fuss and Mark W. Holland, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of [NAME OF FUND], a Series of Loomis Sayles Investment Trust, on October 12, 2000 at 2:00p.m., Eastern time, and at any adjournment thereof, all of the shares of the series of Loomis Sayles Investment Trust which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVING THE NEW ADVISORY AGREEMENT AS SET FORTH IN THE PROXY STATEMENT.



                                    PLEASE SIGN YOUR NAME EXACTLY AS IT
                                    APPEARS ON THIS PROXY. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. Only authorized persons should sign for corporations.



                                              Dated:
                                                    ---------------------

                                              ---------------------------
                                                       Signature


                                              ---------------------------
                                              Signature (if held jointly)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR a new Advisory Agreement between Loomis Sayles Investment Trust, on behalf of the [NAME OF FUND], and Loomis, Sayles & Company, L.P.

1.   Approval of a new Advisory Agreement between the Trust on behalf of (Fund
     Name) and Loomis, Sayles & Company, L.P.

     FOR               AGAINST              ABSTAIN

     [_]                 [_]                  [_]


This proxy is solicited on behalf of Loomis Sayles Investment Trust. Please sign the first page of this ballot. Your signature acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement.